Fees Summary	Apr. 14, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 30,730,000.00
Previously Paid Amount	0.00
Total Fee Amount	4,243.81
Total Offset Amount	4,243.81
Net Fee	$ 0.00